UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 24, 2022 (February 17, 2021)

Rosecliff Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware	001-40185	85-3098890
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

767 Fifth Avenue, 34th
New York, NY	10153
(Address of principal executive offices)	(Zip Code)

(212) 492-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	RCLFU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	RCLF	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RCLFW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE.

Rosecliff Acquisition Corp I (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (the “Amendment”) to amend and restate the Company’s audited balance sheet and accompanying footnotes as of February 17, 2021 (the “Original Balance Sheet”) filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 24, 2021 (the “Original 8-K”). The Original Balance Sheet is being restated to reflect the classification of (i) all of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), as temporary equity in accordance with Accounting Standards Codification (“ASC”) 480-10-S99 and (ii) the Company’s outstanding warrants issued in connection with the initial public offering, exercise of the over-allotment option and private placement as derivative liabilities in accordance with ASC 815. Refer to Note 2-Restatement of Previously Filed Balance Sheet of this Form 8-K/A for additional information and for a summary of the accounting impacts of these adjustments to the Company’s balance sheet as of February 17, 2021.

The Original Balance Sheet is superseded by the information in this Amendment and should no longer be relied upon. Except as described above, this Amendment does not amend, update or change any other disclosures in the Original 8-K. In addition, the information contained in this Amendment does not reflect events occurring after the filing of the Original 8-K and does not modify or update the disclosures therein, except as specifically identified above. Among other things, forward-looking statements made in the Original 8-K have not been revised to reflect events, results or developments that occurred or facts that became known to the Company after the date of the Original 8-K, other than as described herein, and such forward-looking statements should be read in conjunction with the Company’s filings with the SEC.

Item 8.01	Other Events.

On February 17, 2021, the Company completed its initial public offering (the “IPO”) of 25,300,000 units (the “Units”), including the issuance of 3,300,000 Units as a result of the underwriter’s exercise of its option to purchase additional Units in full. Each Unit consists of one share of Class A Common Stock, and one-third of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $253,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,706,667 warrants (the “Private Placement Warrants”) to the Company’s sponsor, Rosecliff Acquisition Sponsor I LLC, at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,060,000.

A total of $253,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of February 17, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Warrants has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

99.1	Audited Balance Sheet, as of February 17, 2021.
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSECLIFF ACQUISITION CORP I

Date: March 24, 2022	By:	/s/ Michael P. Murphy
	Name: Title:	Michael P. Murphy Chief Executive Officer

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